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                                                                    EXHIBIT 23.1




                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report incorporated herein by reference and the reference to our firm under the heading Experts in the Registration Statement as filed with the Securities and Exchange Commission and the Federal Deposit Insurance Corporation.




                                    /s/ Turlington and Company, L.L.P.
                                    ----------------------------------
                                    Turlington and Company, L.L.P.



Lexington, North Carolina
June 18, 1997